UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
February 15, 2018
Date of Report (Date of earliest event reported)

SHAKE SHACK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

24 Union Square East, 5th Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)
(646) 747-7200
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On February 15, 2018, Shake Shack Inc. (the “Company”) issued a press release announcing its unaudited financial results for the fourth quarter and fiscal year ended December 27, 2017 (the “Original Press Release”). Concurrently with the issuance of its press release, on February 15, 2018, the Company published supplemental financial information (the “Original Supplemental Financial Information”) to be used in its earnings presentation for the fiscal fourth quarter ended December 27, 2017. The Original Press Release and Original Supplemental Financial Information were furnished by the Company as exhibits to its current report on Form 8-K dated February 15, 2018 (the “Original 8-K”).
In the Original Press Release and Original Supplemental Financial Information, the Company inadvertently reflected a $1.9 million adjustment to its deferred tax assets as an equity transaction instead of a current period income tax benefit, resulting in an overstatement of income tax expense by $1.9 million for the fourth quarter and fiscal year ended December 27, 2017. After adjusting for this, income tax expense for the fourth quarter and fiscal year ended December 27, 2017 was $143.9 million (compared to $145.8 million as previously reported) and $151.4 million (compared to $153.4 million as previously reported), respectively. The adjustment affected the calculations of net income (loss), net income (loss) attributable to Shake Shack Inc. and earnings (loss) per share of Class A common stock as reported in the Original Press Release and Original Supplemental Financial Information. No other reported amounts were affected, including any non-GAAP measures, such as Shack-level operating profit, adjusted EBITDA, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share. The Company has revised the Original Press Release and Original Supplemental Financial Information solely for the purpose of correcting the previously disclosed income tax expense amount, and the related effect on net income (loss), net income (loss) attributable to Shake Shack Inc. and earnings (loss) per share of Class A common stock (the “Corrected Press Release” and the “Corrected Supplemental Financial Information”) and is furnishing the Corrected Press Release and Corrected Supplemental Financial Information pursuant to this current report on Form 8-K/A.
Item 2.02 Results of Operations and Financial Condition.
A copy of the Corrected Press Release, reflecting the changes described in the Explanatory Note above, is attached as Exhibit 99.1 and incorporated by reference herein. The Company is publishing the Corrected Press Release on its website located at www.shakeshack.com.
Neither the information reported herein nor the Corrected Press Release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
A copy of the Corrected Supplemental Financial Information, reflecting the changes described in the Explanatory Note above, is attached as Exhibit 99.2 and incorporated by reference herein. The Company is publishing the Corrected Supplemental Financial Information on its website located at www.shakeshack.com.
Neither the information reported herein nor the Corrected Supplemental Financial Information shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Shake Shack Inc. press release dated February 15, 2018 announcing its financial results for the fourth quarter and fiscal year ended December 27, 2017. (as corrected)
99.2	Supplemental Financial Information dated February 15, 2018 provided by Shake Shack Inc. (as corrected)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Tara Comonte
Tara Comonte
Date: February 26, 2018		Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Shake Shack Inc. press release dated February 15, 2018 announcing its financial results for the fourth quarter and fiscal year ended December 27, 2017 (as corrected)
99.2	Supplemental Financial Information dated February 15, 2018 provided by Shake Shack Inc. (as corrected)